UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 29, 2021

Mammoth Energy Services, Inc.

(Exact name of registrant as specified in its charter)

001-37917
(Commission File No.)

Delaware				32-0498321
(State or other jurisdiction of incorporation or organization)				(I.R.S. Employer Identification No.)

14201 Caliber Drive,	Suite 300
Oklahoma City,	Oklahoma	(405)	608-6007	73134
(Address of principal executive offices)		(Registrant’s telephone number, including area code)		(Zip Code)
______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of The Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TUSK	The Nasdaq Stock Market LLC
NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§232.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(s) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition

On April 29, 2021, Mammoth Energy Services, Inc. (the “Company”) issued a press release announcing its financial and operational results for the first quarter ended March 31, 2021. A copy of that press release is furnished as Exhibit 99.1 to this report.

The information in this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified as being incorporated by reference in the registration statement.

Item 7.01 Regulation FD Disclosure

On April 29, 2021, the Company posted an investor presentation to the “investors” section of its website (www.mammothenergy.com), where the Company routinely posts announcements, updates, events, investor information and presentations and recent news releases. Information on the Company's website does not constitute part of this Current Report on Form 8-K.

The information in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified as being incorporated by reference in the registration statement.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

99.1	Press release dated April 29, 2021, entitled “Mammoth Energy Services, Inc. Announces First Quarter 2021 Operational and Financial Results.”
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAMMOTH ENERGY SERVICES, INC.
Date:	April 29, 2021	By:	/s/ Mark Layton
Mark Layton
Chief Financial Officer and Secretary